Exhibit 99.1

Steve Davis, Chairman and Chief Executive Officer Paul DeSantis, Chief Financial Officer Scott Taggart, VP, Investor Relations 1 April 2013 (revised 4-23-13) Investor Presentation
2 Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation: Negative publicity or litigation regarding allegations of food-related illness, Failure to achieve and maintain positive same-store sales, Changing business conditions, including energy costs, Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company's major markets Competition in the restaurant and food products industries, Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs, Changes in the cost or availability of acceptable new restaurant sites, Adverse weather conditions in locations where we operate our restaurants, Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures, Consumer acceptance of our restaurant concepts in new geographic areas, and Changes in hog and other commodity costs. We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful. Certain risks, uncertainties and assumptions are discussed under the heading "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 27, 2012 as supplemented in Part II - Other Information, Item 1A in our Report on Form 10-Q for the fiscal quarter ended July 27, 2012. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.
3 Non-GAAP Financial Measures The Company uses non-GAAP financial measures within this presentation. These financial measures are used by management to monitor and evaluate the ongoing performance of the Company. The Company believes that the additional measures are useful to investors for financial analysis. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. Please refer to the Company's June 6, 2012, and February 19, 2013, Form 8-K filings for details and reconciliations concerning these adjustments.
GROWING OUR REGIONAL BRANDS INTO POWERFUL NATIONAL BRANDS COMPANY FACT SHEET FISCAL 2013 Q3 NASDAQ: BOBE Bob Evans Farms, Inc. is comprised of two key business segments*: Bob Evans Restaurants and BEF Foods. Bob Evans Restaurants operates 565 full-service restaurants located in 19 states with a heavy concentration in the Midwest. BEF Foods produces a broad line of food products under the Bob Evans and Owens brand names. *Effective February 15, 2013, Bob Evans Farms, Inc. completed the sale of the Mimi's Cafe business segment. NEW RESTAURANTS FY'12 4 FY'13E 2 565 Restaurants 19 States As of 1/25/13 190 59 16 23 3 51 31 38 8 3 7 28 23 3 17 7 4 52 REMODELS FY'13E 195 AVERAGE UNIT VOLUME $1.72 million (FY' 12) "Discover farm-fresh goodness " FOUR KEY LINES OF BUSINESS Sausage, Refrigerated Sides, Frozen and Food Service Sold at 30,000+ retail locations in 50 states, Ontario and Mexico BEF FOODS, INC. BOB EVANS RESTAURANTS "Come see what's cooking " Bob Evans Bob Evans/Owens Bob Evans Growth Markets 2 TM TM 4
BOB EVANS RESTAURANTS 5 Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS VISION BEF FOODS, INC.
Source: IFMA Forecast & Outlook '82-'11 Bob Evans is Well-Positioned to Capture Both Grocery and Restaurant Consumption Percent Dollars Spent Over Time 6 (CHART) $12 Billion+ (The value of a single share point)
Our Shareholder Value Creation Goal: 8 to 12 percent annual long-term EPS growth 7 TRANSFORM OUR CORE BUSINESSES TO ENABLE EXPANSION DRIVE SHAREHOLDER VALUE WITH DISCIPLINED CAPITAL ALLOCATION SELECTIVELY INVEST IN HIGH R.O.I.C. GROWTH OPPORTUNITIES (Internal & External)
(CHART) Since Fiscal Year 2007, we have achieved a 5-year adjusted EPS CAGR of 9% 5YR CAGR 9% 8
SALES AND PROFIT GROWTH STRATEGIES Bob Evans Restaurants: Drive top line through sales and value layers, Farm Fresh Refresh remodels, and new restaurants in core and new markets. BEF Foods: Invest in organic and inorganic growth opportunities to capitalize on strong returns generated by this segment. Corporate Synergies: Drive sales growth and brand awareness through cross-marketing, additional in-sourcing, and product development between Bob Evans Restaurants and BEF Foods. Also, achieve margin improvement through implementation of Lean operating principles to drive cost innovation across the organization. Our strong balance sheet supports disciplined capital allocation and profitable long term growth. 9 Growth investments must generate a blended return exceeding our 12% cost of capital.
Mimi's Cafe Divestiture Improves Adjusted Operating Margin Profile 2004 (pre-Mimi's) 3Q FY 2013 YTD1 4Q FY 2013 Guidance2 Recent business transformation: Farm Fresh Refresh Program Mimi's Divestiture Kettle Creations acquisition 1 3Q FY 2013 YTD adjusted operating margin is a non-GAAP measure and includes $35.5 million of adjustments comprised of $3.7 million, $163.7 million, and -$131.9 million, for Bob Evans Restaurants, BEF Foods, and Mimi's Cafe, respectively. For details on these adjustments to reported operating income, see registrant's Form 8-K filed on February 19, 2013. 2 4Q FY 2013 guidance includes $0.03 per diluted share of costs associated with transition support to Mimi's Cafe at less than cost. Bob Evans Farms Inc. completed the sale of Mimi's Cafe effective February 15, 2013. BER BEF Consol Mimi's 10
Balanced Capital Allocation Drives Shareholder Value Investing approximately $130 to $150 million in capital expenditures this year, including: Farm Fresh Refresh remodels, new restaurants, growth projects within BEF Foods, and cost savings initiatives. Dividend yield is among the top restaurant dividend payers, and attractive relative to our peer group, the majority of which do not pay a dividend. Returned nearly $100 million to shareholders in the form of dividends and share repurchases during fiscal 2012. Strategic use of debt (1.5-2.0x debt/EBITDA) to enable the company to invest efficiently. Disciplined acquisition program to drive revenue and margin growth. 11 Bob Evans Farms Inc. is well positioned to invest in profitable growth and reward shareholders with disciplined dividend and share repurchase programs.
A Track Record of Balanced Capital Allocation 12 $401M (CHART) Dividends $270M $401M $110M Share Repurchases Debt Repayment $163M CapEx Fiscal 2008-2012 Fiscal 2013 3QYTD (CHART) Dividends $53M $23M Share Repurchases $77M Acquisition CapEx $37M
Annual Dividend Rate: FY 2008 - FY 2013E (CHART) 92% Increase 13
Business Segments (FY 2012) 14 (CHART) 24%* 76%* * Excludes Mimi's Cafe segment (sold 2-15-13)
15 "Come see what's cooking " 565 restaurants in 19 states as of 1/25/13 Full-service family restaurants featuring a wide variety of menu items TM
Net Sales (FY 2012) $974 million (76% of total*) Average Annual Unit Sales (FY 2012) $1.72 million Overview: Bob Evans Restaurants ALL THREE DAY PARTS SERVED (3Q FY 2013) (CHART) Breakfast Lunch Dinner 16 33% 38% 29% Avg. Dine-In Guest Check/Per Guest (3Q FY 2013) $17.60/$8.97 Average Carryout Check (3Q FY 2013) $16.92 * Excludes Mimi's Cafe segment (sold 2-15-13)
17 Build bench strength and staffing to enable profitable expansion Drive profitable guest counts - dine-in and off-premise (bakery, carryout, and catering) Improve controllable expenses: Cost of Sales, Cost of Labor, Direct Operating Expenses Elevate the guest experience through execution of "Best for My Guest" programs Accelerate Farm Fresh Refresh remodels and expand beyond current 19-state footprint FY 2013: Vital Few Priorities
(CHART) Farm Fresh Refresh Remodels: Complete by 2014 18 Approximate % of Chain Remodeled by Fiscal Year ROI 20%+ SSS% outperformance vs. non-remodeled restaurants Average capital investment per refreshed restaurant: $225k
(CHART) Farm Fresh Refresh: Consistent Outperformance 19 SSS% Rolling 3-Month Outperformance vs. Non-remodeled Restaurants Note: FFR markets were disproportionately impacted by snow events during 3QFY'13.
2015: Full Realization of Farm Fresh Refresh Program Benefits 20 2012 2013E 2014E 2015E ($ millions) # of remodels 87 195 238 0 # of closed days 653 1,312 1,601 0 avg. unit volume(1) $1.7 $1.7 $1.7 n/a Financial Impact: Assumptions: est. closed day ($3.1) ($6.2) ($7.5) $0.0 est. pre-opening ($1.6) ($3.2) ($3.9) $0.0 (1) average unit volume held at FY 2012 level as forward sales guidance has not yet been provided. sales impact expense
New Exterior Design Restaurant Remodels 21 Original Exterior Design
Restaurant Remodels 22 New Center Entrance Original Center Entrance
Restaurant Remodels 23 New Expanded Dining Room New Counter
Restaurant Remodels 24 New Bakery New Carryout "Taste of the Farm " Retail and Carryout Areas Designed to Drive Sales Layers with On-Brand Offerings (r)
Bob Evans' Off-Premise Opportunity 25 25 Annual Consumption of Restaurant Meals (per capita) Dine-In 39% Off-Premise 61% QSR 70% FULL SERVICE 10% Source: NPD Group 2010
FY 2013: Off-Premise Sales Layers 26 CATERING YTD(3Q) Growth / Mix 20.4% / 0.5% YTD(3Q) Growth / Mix 6.6% / 11.0% YTD(3Q) Growth / Mix 20.0% / 1.3% BAKERY
(CHART) Bold Goal: Drive Off-Premise to 25% of Sales Mix 27 Bakery Family Meals to Go Off-Premise Sales Mix and Growth % by Year Sales Mix Growth % +8.6% +5.3% +8.5% +3.9% +0.6% +15.4% +12.9% Catering/Carryout $300M+ Layer
BER Bakery: A Sales Layer with $75M+ Potential 28 (CHART) Weekly bakery sales per restaurant Incorporating a variety of elements to achieve estimated weekly bakery sales of $2,500 per restaurant by FY 2018.
$5 Platform: A Sales Layer with $40M+ Potential 29 Making Bob Evans a destination for home meal replacement. (CHART) Weekly $5 Platorm Sales per Restaurant
FY 2013: Dine-In Value Sales Layers BREAKFAST The Farmer's Choice Breakfast currently drives ~ $45 million / 4.6% of annual revenue. LUNCH $6 Farmhouse Deals currently drive ~ $35 million / 3.6% of annual revenue. DINNER 3-Course Dinners currently drive ~$60 million / 6.2% of annual revenue. 30
(CHART) Beverages: A $20M+ Incremental Sales Opportunity 31 System-wide Beverage Incidence Executing a multi-faceted beverage platform to achieve 90% beverage incidence by FY 2018.
2018E ~75% 100.0% Bakery Farm Fresh Refresh: Enabling an Aggressive Off-Premise Strategy 32 33% Dine-in Carryout Catering Retail Total 2009 90.1% 7.9% 0.0% 2.0% 100.0% 2013 3Q YTD 87.7% 11.0% 0.5% 0.8% 100.0% 0.6% 1.3% ~7% (embedded in dine- in and carryout sales mix above) 25% Total off-premise sales to reach 25% of sales mix by fiscal 2018.
Back of the House Improvements Required to Drive Further Guest Satisfaction Gains 90 85 80 75 70 Overall Guest Satisfaction Speed of Service 90 85 80 75 70 FY10 FY11 FY12 FY13 YTD 82.7 84.4 88.0 88.5 71.7 77.9 83.0 82.9 Farm Fresh Refresh 2.0 Designed to Further Elevate the Guest Experience through Back of the House Upgrades 33
New Restaurant Opening Strategy 34 CONTIGUOUS MARKETS Fort Smith, AR FILL-IN EXISTING MARKETS Petoskey, MI Targeting 10 new restaurants annually beginning in fiscal 2015.
35 BOBEVANS.COM 9,493,000 Visits +52% YOY (calendar year 2012) Driving Sales Across Multiple Digital Platforms Online Ordering 336,500 Orders (calendar year 2012) Email Database 850,000 Subscribers +10% YOY (calendar year 2012) Mobile App 96,500 Orders +200% YOY (calendar year 2012) YouTube Channel 323,000 Video Views (calendar year 2012)
36 Social Media: A Key Component of Our Digital Strategy Facebook 216,700 Fans +55% YOY (calendar year 2012) Twitter 8,200 Followers (calendar year 2012) Foursquare 288,400 Check Ins (calendar year 2012) Yammer Internal Sales Blog
37 "Discover farm-fresh goodness " TWO BRANDS distinct geographic strengths TM
Overview: BEF Foods 38 FOUR KEY LINES OF BUSINESS Sausage, Refrigerated Side Dishes, Frozen and Food Service Sold at 30,000+ retail locations in 50 states, Ontario and Mexico (CHART) Side Dishes Other 3% Frozen 4% Food Service Sausage 28% 25% 40% Current Sales Mix (pounds) (Q3 YTD FY 2013) (CHART) Side Dishes Other Frozen Sausage 14% 36% 29% 2009 Sales Mix (pounds) Food Service 14% 7% sausage sales mix (all categories): 43% sausage sales mix (all categories): 33% Net Sales (FY'12) $315 million 24% of total (excluding Mimi's Cafe Segment)
FY 2013: Vital Few Priorities 39 Expand "in-source" supplier relationships for the restaurant segments and the food service industry Drive sales through new authorizations and new product innovations Drive margin expansion through Lean efficiencies Optimize our plant and distribution network Drive best-in-class ROIC
(CHART) Number of Grocery Stores Carrying at least one BEF Foods' Product SKU 40 GOAL Significant Growth as We Increase Number of Items Sold (i.e. the "Top 20 Items") Average # of Product SKUs per Location ~12
Drive to 40,000 - Building from a Solid Foundation 30,000 Stores and Growing! 41
BEF Foods is Nearly 90% Vertically Integrated 42 Accelerated product innovation Proprietary manufacturing capability Opportunities to drive food service business during off- peak production Profitable growth reduces reliance on sausage business Acquisition of Kettle Creations
(CHART) Restructuring Initiatives at BEF Foods have Offset Sow Costs which Increased 40% Since 2009 43 Launched lean mfg. program Transitioned from DSD to warehouse Expanded side dish products Optimized sausage plant network Operating Income ($ millions) +$17MM cost impact in 2012
SALES AND PROFIT GROWTH STRATEGIES Bob Evans Restaurants: Drive top line through sales layers, Farm Fresh Refresh remodels, and new restaurants in core and new markets. BEF Foods: Invest in organic and inorganic growth opportunities to capitalize on strong returns generated by this segment. Corporate Synergies: Drive sales growth and brand awareness through cross-marketing, additional in-sourcing, and product development between Bob Evans Restaurants and BEF Foods. Also, achieve margin improvement through implementation of Lean operating principles to drive cost innovation across the organization. Our Initiatives are Expected to Drive 300 - 350 Basis Points of Margin Improvement by FY 2018 44 Growth investments must generate a blended return exceeding our 12% cost of capital.
Confidence in Future Margin Improvement Backed by Historical Productivity Performance 45 3QYTD Fiscal Yr. 2013 2009 Improvement Consolidated Cost of Sales 29.9% 30.7% 80bps Consolidated Op. Wages 32.2% 34.1% 190bps Total Prime Costs 62.1% 64.8% 270bps (CHART) Sources of Recent Cost Savings Initiatives Reflect Enterprise-Wide Focus on Productivity. supply chain cost of sales labor Categorization of cost savings initiatives reflects company estimates.
Proactively Addressing Headwinds to Achieve 8 to 12% Long-Term Annual EPS Growth 46 Health Care Costs Commodity Costs ERP Implementation Depreciation (from growth projects) Minimum Wage Increases Stranded Costs from Mimi's Cafe Divesture Headwinds Continued Supply Chain Optimization Enhanced Restaurant Labor Scheduling Systems Continued Back-of-the House Optimization Interest Expense Savings from Debt Restructuring BEF Foods' Plant Consolidation (announced May 2012) Company-wide Adoption of Lean Management Principles Offsets
Future Initiatives to Offset Further Headwinds 47 New Restaurant Prototype Farm Fresh Refresh "2.0" - Back-of-the-House Redesign Acquisitions Other Projects: Marketing Spending (Bob Evans Restaurants & BEF Foods) Menu Optimization (Bob Evans Restaurants) Trade Spending (BEF Foods) SKU Rationalization (BEF Foods) Optimization Projects Enabled by ERP:
ERP Implementation Schedule 48
Our Shareholder Value Creation Goal: 8 to 12 percent annual long-term EPS growth 49 TRANSFORM OUR CORE BUSINESSES TO ENABLE EXPANSION DRIVE SHAREHOLDER VALUE WITH DISCIPLINED CAPITAL ALLOCATION SELECTIVELY INVEST IN HIGH R.O.I.C. GROWTH OPPORTUNITIES (Internal & External)
Thank you! 50
4Q FY 2013 Outlook 51
4Q FY 2013 Outlook 52 $0.60 to $0.65 Earnings Per Share: Same-store sales between flat and 1.0 percent ~74 Farm-Fresh Refresh remodels Commodity inflation of 1.0 to 2.0 percent Operating margins of 9.0 to 9.5 percent Key Assumptions*: Overall net sales of $80 to $90 million Sales growth driven by new product introductions and distribution gains in both retail and food service channels Average sow costs of $55-$60 per hundredweight Operating margins of 9.5 to 10.5 percent 4Q EPS guidance includes approximately $0.03 per share of costs associated with transition support services being provided to Mimi's Cafe at less than cost Net sales of approximately $1.6 billion (full year) Depreciation and amortization of $80 to $90 million (full year) Net interest expense of $6.5 to $7.5 million (full year) Effective tax rate of approximately 32 percent (full year) Diluted weighted average annual share count of 28.3 million (full year) Capital expenditures of approximately $130 to $150 million (full year) * For further detail concerning fiscal 2013 earnings guidance, refer to the company's 3Q fiscal 2013 earnings release issued Feb. 19, 2013, available at the Company's website at http://www.bobevans.com/investors/news.aspx, or within the Company's February 19, 2013, Form 8-K filing.